EXHIBIT 10.42

                                 SIXTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT

                                  By and Among

                                 RAILTEX, INC.,

                       THE SEVERAL FINANCIAL INSTITUTIONS
                            PARTY TO THIS AGREEMENT,

                                       and

                            WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION,
                                    As Agent

                          Dated as of September 4, 1998
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                                TABLE OF CONTENTS

                                                                            PAGE
Section 1.  Certain Defined Terms ..........................................   1

Section 2.  Recitals .......................................................   1

Section 3.  Amendments .....................................................   1

Section 4.  Conditions Precedent ...........................................   1

Section 5.  Ratification of Continued Force and Effect .....................   1

Section 6.  Applicable Law .................................................   2

Section 7.  Successors and Assigns .........................................   2

Section 8.  Counterparts ...................................................   2

Section 9.  Effect of Waiver ...............................................   2

Section 10. Headings .......................................................   2

Section 11. Non-Application of Chapter 346 of Texas Finance Code ...........   2

Section 12. ENTIRE AGREEMENT ...............................................   2
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                       SIXTH AMENDMENT TO CREDIT AGREEMENT

      This is the Sixth Amendment (the "Amendment"), dated as of September 4, 1998, to a Credit Agreement, dated as of May 17, 1996, among Wells Fargo Bank (Texas), National Association (formerly known as First Interstate Bank of Texas, N.A.), individually and as Agent, National Bank of Canada, New York Branch, ABN Amro Bank, N.V. - Houston Agency, National City Bank of Kentucky and RailTex, Inc. and previously amended by amendments dated as of June 1, 1996, July 22, 1996, August 13, 1996, December 3, 1996 and November 14, 1997 (as amended, the "Agreement").

      In consideration of the following Recitals, for $10 in hand paid and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows, intending to be legally bound:

      Section 1. CERTAIN DEFINED TERMS. Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement.

      Section 2. RECITALS. The Borrower has requested that the Agent and the Lenders (i) reduce the Acquisition Loan Commitments to $70,000,000 and (ii) increase the Revolving Loan Commitments to $15,000,000. Subject to the terms and conditions herein contained, the Agent and the Lenders are willing to amend the Agreement as set forth below in this amendment.

      Section 3.  AMENDMENTS.  The Agreement is amended as follows:

      (A) The definition of "Acquisition Loan Commitments" is amended by deleting the reference to $75,000,000" and inserting in lieu thereof a reference to "$70,000,000."

      (B) The definition of "Revolving Loan Commitments" is amended by deleting the reference to "$10,000,000" and inserting in lieu thereof a reference to "$15,000,000."

      (C) Schedule 1.2 is deleted from the Agreement and Schedule 1.2 attached to this Amendment is substituted therefor.

      Section 4. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the following conditions precedent:

      (A) Receipt by the Agent of fully signed counterparts of this Amendment, replacement Revolving Notes for each of the Lenders and replacement Interim Acquisition Notes for each of the Lenders; and

      (B) Delivery of such other documents from the Borrower as the Agent shall reasonably request.

      Section 5. RATIFICATION OF CONTINUED FORCE AND EFFECT. Except as specifically
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amended herein, all of the terms and conditions of the Agreement and all of the
Loan Documents executed in connection therewith or contemplated thereby are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Agreement, unless amended hereby or unless the context clearly required otherwise. References in the Agreement to the "Agreement," and the "Credit Agreement," "hereof," "herein" and the words of similar import shall be deemed to be references to the Agreement as amended through the Effective Date. Any reference in any Note or any other Loan Documents to the "Credit Agreement" shall be deemed to be references to the Agreement as amended through the Effective Date.

      Section 6. APPLICABLE LAW. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Houston, Harris County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

      Section 7. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Lenders, the Agent and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders and the Agent.

      Section 8. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      Section 9. EFFECT OF WAIVER. No consent or waiver, express or implied, by any Lender or the Agent to or for any breach of or deviation from any covenant, condition or duty by the Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

      Section 10. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 11. NON-APPLICATION OF CHAPTER 346 OF TEXAS FINANCE CODE. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

      Section 12. ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO

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UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered effective as of the date first written above.
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BORROWER:

RAILTEX, INC.                           Address:    4040 Broadway, Suite 200
                                                    San Antonio, Texas 78209
                                                    Attn: Joe Jahnke
                                                    Telephone No. (210) 841-7600
By:/s/JOSEPH P. JAHNKE                              Telecopy No. (210) 841-7629
     Joseph P. Jahnke
     Treasurer

                                        Domestic Lending Office and
AGENT:                                  Eurodollar Lending Office

WELLS FARGO BANK (TEXAS),               Address:    1000 Louisiana
NATIONAL ASSOCIATION                                Houston, Texas 77002
                                                    Attn: Bennett D. Douglas
                                                          Vice President
                                                    Telephone No. (713) 250-1039
By:/s/BENNETT D. DOUGLAS                            Telecopy No.  (713) 250-7031
     Bennett D. Douglas
     Vice President

                                        Domestic Lending Office and
LENDERS:                                Eurodollar Lending Office

WELLS FARGO BANK (TEXAS),               Address:    1000 Louisiana
NATIONAL ASSOCIATION                                Houston, Texas 77002
                                                    Attn: Bennett D. Douglas
                                                          Vice President
                                                    Telephone No. (713) 250-1039
By:/s/BENNETT D. DOUGLAS                            Telecopy No. (713) 250-7031
     Bennett D. Douglas
     Vice President


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NATIONAL BANK OF CANADA,                Domestic Lending Office and
   NEW YORK BRANCH                      Eurodollar Lending Office

                                        Address:    National Bank of Canada,
                                                    New York Branch
                                                    125 W. 55th Street
By:/s/LARRY L. SEARS                                New York, New York  10019
     Larry L. Sears
     Vice President and Manager
                                        With a copy to:
                  and
                                        National Bank of Canada
                                        2121 San Jacinto, Suite 1850
                                        Dallas, Texas 75201
By:/s/DOUGLAS CLARK                     Attn: Mr. Douglas Clark
     Douglas Clark                           Vice President
     Vice President                     Telephone No. (214) 871-1265
                                        Telecopy No.  (214) 871-2015

ABN AMRO BANK, N.V.                     Domestic Lending Office and
                                        Eurodollar Lending Office

                                        Address: ABN AMRO Bank, N.V.
By:/s/LAURIE C. TUZO                             135 S. LaSalle St., Suite 625
     Laurie C. Tuzo                              Chicago, Illinois 60603
     Group Vice President                        ATTN: Loan Administrator
                                                 Telephone No.: (312) 904-8865
                                                 Telecopy No.: (312) 904-6893

                                        With a copy to:
                  and
                                        ABN AMRO Bank, N.V.
By:/s/ERIC R. HOLLINGSWORTH             Three Riverway, Suite 1700
     Eric R. Hollingsworth              Houston, Texas  77056
     Assistant Vice President           Attn: Laurie C. Tuzo
                                        Telephone No. (713) 964-3360
                                        Telecopy No. (713) 961-1699

NATIONAL CITY BANK OF KENTUCKY          Domestic Lending Office and
                                        Eurodollar Lending Office

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                                        Address:    101 South Fifth Street
By:/s/TOM GURBACH                                   Louisville, Kentucky 40202
     Tom Gurbach                                    Attn: Donald R. Pullen, Jr.
     Vice President                                 Telephone No. (502) 581-6352
                                                    Telecopy No. (502) 582-5122

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